Exhibit (j)(i)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 7, 2003, which is incorporated by reference in this Registration Statement (Form N-1A No. 333-80099) of Gabelli Blue Chip Value Fund.


                                                       /s/ Ernst & Young LLP
                                                       ERNST & YOUNG LLP


New York, New York
April 28, 2003